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                                                                    EXHIBIT 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 333-35526, 333-24045, 033-63395 and 033-16711) of
Microsemi Corporation of our report dated November 28, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Orange County, California
December 15, 2000